COLLABORATION INVENTORIES, NET	3 Months Ended
Mar. 31, 2026
Classes of current inventories [abstract]
COLLABORATION INVENTORIES, NET	COLLABORATION INVENTORIES, NET

(Dollars in millions)	March 31, 2026	December 31, 2025
Raw materials	$22.4	$24.1
Work-in-process	5.2	1.1
Finished goods	9.5	6.8
Total collaboration inventories, net	$37.1	$32.0
The Company's reserve for inventory was $12.5 million and $18.7 million as of March 31, 2026 and December 31, 2025, respectively. The Company’s reserve for inventory was primarily related to certain batches or units of product that did not meet quality specifications, and expired materials. The inventory reserve was included in the collaboration cost of sales.